                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): March 23, 2004

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

             Delaware                  0-27354             65-0403311
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(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)     Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000

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Item 9.  Regulation FD Disclosure

         On March 23, 2004, Impax Laboratories, Inc. (the "Company") issued a press release announcing that the U.S. Food and Drug Administration granted final approval to the Company's Abbreviated New Drug Application for its generic version of Declomycin(R) (Demeclocycline Hydrochloride) 150 and 300 mg. Tablets. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Impax Laboratories, Inc.

Date: March 23, 2004
                                          By: /s/ David S. Doll
                                              ---------------------------------
                                                  David S. Doll
                                                  Senior Vice President, Sales
                                                  and Marketing